THE ALGER FUNDS

Alger SmallCap and MidCap Growth Fund

Class I Shares

Supplement dated July 1, 2008 to the
Prospectus dated March 1, 2008
As supplemented to date

Effective July 1, 2008, the name of Alger SmallCap and MidCap Growth Fund has been changed to Alger SMidCap Growth Fund.

ASI070108